EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------


      In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Jackpot Enterprises, Inc., a Nevada corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 14th day of January, 1998.

                                    Bolero Investment Group, L.P.


                                    By:   /s/ Kenneth W. Pavia
                                          --------------------
                                    Name: Kenneth W. Pavia, Sr.
                                    Its:  General Partner


                                    /s/ Kenneth W. Pavia
                                    --------------------
                                    Kenneth W. Pavia, Sr.


                                    FHI, Inc.


                                    By:   /s/ Kenneth W. Pavia
                                          --------------------
                                    Name: Kenneth W. Pavia, Sr.
                                    Its:  President


                                    Florence Partners, Inc.


                                    By:   /s/ Charles Powers
                                          ------------------
                                    Name: Charles Powers
                                    Its:  President


                                    /s/ Charles Powers
                                    ------------------
                                    Charles Powers